EXHIBIT 10.1


                               SERVICING AGREEMENT

         THIS SERVICING AGREEMENT (the "Agreement") dated as of May 15, 1998, between EMT Corp., (the "Issuer") and EFS Services, Inc., an Indiana corporation (the "Servicer").

         WHEREAS, the Issuer desires to purchase through KeyBank, Indiana N.A. as Eligible Lender Trustee ("Eligible Lender Trustee") student loans in the ordinary course of business using financing provided through the issuance of student loan asset backed notes (the "Notes") issued pursuant to a certain Trust Agreement (Trust Agreement) dated as of May 15, 1998 by and between Issuer and NBD BANK, N.A., as Trustee ("Trustee");

        WHEREAS, the Servicer is willing to service such student loans with respect thereto;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                            ARTICLE I -- DEFINITIONS

         SECTION 1. Capitalized terms used but not defined herein are defined in the Trust Agreement.

                          ARTICLE II -- SERVICER DUTIES

         SECTION 2.1. DUTIES OF SERVICER. Issuer hereby employs Servicer as agent to service the Loans and Servicer agrees to service such Loans in accordance with and subject to the terms of this Agreement. The Servicer, for the benefit of the Issuer, shall service the Loans in accordance with all applicable Federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantor.

         The Servicer's duties shall include collection and posting of all payments responding to inquiries of borrowers on such Loans, monitoring borrowers' status, making required disclosures to borrowers, sending bills or payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Issuer, as requested.

         Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Trustee or the Noteholders, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Loans; PROVIDED, HOWEVER, that

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the Servicer agrees that it will not (a) permit any rescission or cancellation of a Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Issuer or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Loans. The Servicer also shall be responsible for maintaining each Guarantee Agreement, including advising the Eligible Lender Trustee of any action required to be taken to maintain each such Guarantee Agreement.

         SECTION 2.2. COLLECTION OF LOAN PAYMENTS. The Servicer shall make all efforts that may be specified under the Higher Education Act or by any Guarantor to collect all payments called for under the terms and provisions of the Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services for itself and others. The Servicer may in its discretion waive any late payment charge or any other fees that may be charged in the ordinary course of servicing a Loan.

         The Servicer shall make reasonable efforts to collect all amounts from the Guarantors with respect to any of the Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to collecting such payments and shall follow such practices and procedures as it follows with respect to all student loans that it services for others. In connection therewith, the Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Loan files representing any Loan in connection with submitting a claim to such Guarantor whereupon the lien of the Trustee relating to such Loan shall be released.

         The Servicer shall make reasonable efforts to collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Loans as and when the same shall become due and payable. In connection therewith, the Servicer shall prepare and file with the Department all forms and other documents and filings necessary or appropriate in connection with the collection of Interest Subsidy Payments and Special Allowance Payments.

         SECTION 2.3. WARRANTY. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THE SERVICER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ITS SERVICING FUNCTIONS AND SHALL NOT BE LIABLE OR ACCOUNTABLE TO THE ISSUER OR ELIGIBLE LENDER TRUSTEE, EXCEPT FOR DAMAGES RESULTING FROM ACTS BY THE SERVICER WHICH CONSTITUTE NEGLIGENCE OR MISCONDUCT. The Servicer's liability for negligence or misconduct with respect to servicing a Loan shall not exceed the principal amount of the Loan and accrued interest which are not paid by the Guarantor of the Loan, together with accrued interest subsidies and special allowance payments which are not paid by the Department of
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Education of the Federal Government, by reason of the Servicer's servicing deficiencies after efforts by the Servicer to cure such deficiency within the time period permitted by the Guarantor. The Servicer shall pay the Issuer any damages owing hereunder within 10 days after the Guarantor time period lapses but, in any event, within 90 days from the date of first rejection of a claim. Upon payment to the Issuer by the Servicer of any damages owing hereunder, the Loan involved shall be assigned to the Servicer by the Issuer.

         SECTION 2.4. Term and Fees. The Servicer agrees to service all Loans submitted by the Issuer for the life of the Loan. The Issuer agrees to pay the Servicer a monthly fee of one-twelfth of 1.20% of the outstanding principal balance of the Loans as of each month end. Such fee shall be payable within 10 days of receipt by the Issuer of an invoice detailing such fee.

         SECTION 2.5. NOTICE OF DEFAULT. The Servicer shall deliver to the Eligible Lender Trustee, the Trustee, the Issuer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under
Section 4.1.

         SECTION 2.6. ANNUAL AUDIT. The Servicer shall cause a firm of independent certified public accountants to perform an annual audit on the Servicer and to issue an audit opinion addressed to the Servicer within 90 days after each fiscal year end of the Servicer. The Servicer will deliver to the Trustee and the Rating Agencies a copy of the audited financial statements of the Servicer and related audit opinion. In addition, the Servicer will have performed all other reviews and examinations required to be performed by the Department of Education and/or the Higher Education Act relating to guaranteed student loan servicers.

         SECTION 2.7. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING LOANS. Upon reasonable prior notice, the Servicer shall provide access to the Loan files to the Eligible Lender Trustee and the Noteholders if the Noteholders shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer.

         SECTION 2.8. APPOINTMENT OF SUBSERVICER. The Servicer may, at any time, appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided that the Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Trustee and the Noteholders for the servicing of the Loans in accordance with the provisions hereof.
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          SECTION 2.9. COLLECTIONS. The Servicer shall deposit with the Trustee into the Loan Account all payments of principal received and to the Interest Account all interest, special allowance and interest subsidy payments received with respect to the Loans. The Servicer and each subservicer shall remit to such Accounts every two days all payments received with respect to the Loans.

                     ARTICLE III -- SERVICER REPRESENTATIONS

         SECTION 3.1. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Issuer is deemed to have relied.

          (a) ORGANIZATION. The Servicer is duly incorporated and validly existing as a corporation under the laws of the State of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has, the power, authority and legal right, to service the Loans.

          (b) DUE QUALIFICATION. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership and lease of property or the conduct of its business (including the servicing of the Loans as required by this Agreement) shall require such qualifications.

          (c) POWER AND AUTHORITY. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

         (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity

          (e) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement, have been duly obtained, effected or given and are in full force and effect.

          SECTION 3.2. MERGER OR SALE OF, AND ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER. If the Servicer is sold or merged into another party, such party, which will acquire or succeed to the properties and assets of the Servicer substantially as a whole, shall be the successor Servicer without the execution or filing of
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any document or any further act by any of the parties to this Agreement;
pROVIDED, HOWEVER, that the Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, (ii) immediately after giving effect to such transaction no representation or warranty made pursuant to Section 3.1 shall have been breached, (iii) the Servicer shall have delivered to the Eligible Lender Trustee and the Trustee an Opinion of Counsel stating that such sale or merger complies with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with.

         SECTION 3.3 SERVICER NOT TO RESIGN. The Servicer shall not resign from the obligations and duties imposed on it as Servicer under this Agreement until a successor Servicer has been hired by the Issuer and has assumed all the obligations hereunder.

                             ARTICLE IV -- DEFAULTS

         SECTION 4.1. SERVICER DEFAULT. If any failure by the Servicer to observe or to perform in any material respect any covenants or agreements of the Servicer set forth in this Agreement which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or the Noteholders representing not less than 25% of the Outstanding Amount of the Notes; as applicable, (a "Servicer Default"), then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Trustee or the Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all rights and obligations of the Servicer under this Agreement effective upon the appointment and acceptance of a successor Servicer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Loans or otherwise, shall, without further action, pass to and be vested in the successor Servicer as may be hired, and, without limitation, the Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Loans and related documents, or otherwise. The Servicer shall cooperate with the successor Servicer, the Trustee and the Eligible
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Lender Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement.

         SECTION 4.2. APPOINTMENT OF SUCCESSOR. Upon receipt by the Servicer of a notice of termination or the resignation by the Servicer in accordance with the terms of this Agreement, the Servicer shall continue to perform its functions as Servicer under this Agreement until the Issuer shall hire a successor Servicer acceptable to the Trustee and the successor Servicer shall accept its appointment by a written assumption.

                               ARTICLE V -- OTHER

         SECTION 5.1. Amendment. This Agreement may be amended by the Servicer and Issuer to cure any ambiguity, to correct or supplement any provisions in this Agreement or with the consent of the Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement, PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interests of any Noteholder.

         This Agreement may also be amended from time to time by the Servicer and the Issuer with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         Promptly after the execution of any amendment, the Trustee shall furnish written notification of the substance of such amendment to the Rating Agencies.

         SECTION 5.2. Notices. All demands, notices and communications to the Servicer under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt by the Servicer.

         SECTION 5.3. ASSIGNMENT. Except as provided in this Agreement, this Agreement may not be assigned by the Servicer without the consent of the Issuer and the Trustee. The parties covenant and agree that the Issuer shall pledge and assign its
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right, title and interest under this Agreement to the Trustee pursuant to the
Trust Agreement and the Pledge Agreement.

         SECTION 5.4. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer and the Eligible Lender Trustee, the Trustee and the Noteholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trustee Estate in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 5.5. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 5.6. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 5.7. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 5.8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Indiana without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 5.9. ARBITRATION. In the event of any dispute between the parties pursuant to or concerning the terms and provisions of this Agreement or the transactions contemplated hereby or any Loan purchased by the Issuer from Lender, either party may by written notice to the other party, elect to submit such dispute to arbitration for resolution. The arbitration shall be conducted under the auspices and in accordance with the rules of the American Arbitration Association by an arbitrator mutually acceptable to the parties (or if the parties cannot agree, by an arbitrator designated by the American Arbitration Association). The arbitration shall take place in Indianapolis, Indiana, and the decision of the arbitrator shall be binding on the parties and shall be subject to full enforcement in a court of competent jurisdiction. The arbitrator shall have authority to award

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attorney fees and the costs incurred in connection with the arbitration to either party.

          SECTION 5.10. FORCE MAJEUR. The Servicer and the Issuer shall both be excused from any breach of or failure to perform under this Agreement if performance is prohibited or prevented by any applicable law, rule or regulation; or if such breach or failure results from any acts of God, strikes or other labor disputes, failures of third parties war, riots or civil disturbances or any other cause beyond its reasonable control which hinders or prevents its performance under this Agreement.

          SECTION 5.11. TRUSTEE RIGHTS. The Eligible Lender Trustee and Trustee shall each be a third party beneficiary of this Agreement and entitled to enforce it in the same manner and as fully as Issuer.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   EFS SERVICES, INC.

                                   By: /s/ John F. Wieczorek
                                      -------------------------------
                                      Name: John F. Wieczorek
                                      Title: Chairman and
                                      Chief Executive Officer

                                   EMT Corp.
                                   By: /s/ Garrett A.Varner
                                      -------------------------------
                                      Name: Garrett A.Varner
                                      Title: Treasurer


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